Non-current assets and liabilities held for sales and discontinued operations - Business combinations - NLC (Details) - Discontinued operations - Nacala Logistics Corridor - USD ($) $ in Millions	Jun. 22, 2021	Dec. 31, 2021
Disclosures
Settlement of loans with third parties	$ 2,517
Percentage of voting interest acquired	50.00%
Loss on pre-existing relationship	$ (771)
Cash flow discount rate		11.60%